UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2006

Pierre Foods, Inc.

(Exact name of Registrant as specified in its charter)

North Carolina	0-7277	56-0945643
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9990 Princeton Road, Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

513-874-8741

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On December 11, 2006, Pierre Foods, Inc. (the “Company” or “Pierre”) entered into Amendment No. 3 ("Amendment No. 3") to its Credit Agreement dated as of June 30, 2004 among Pierre Merger Corp., Wachovia Bank, National Association, as administrative and collateral agent, Wachovia Capital Markets, LLC and Banc of America Securities LLC, as joint lead arrangers and book-running managers, and a syndicate of banks, financial institutions and other institutional lenders party thereto, as amended by Amendment No. 1 dated April 3, 2006 and Amendment No. 2 dated August 21, 2006 (the “Credit Agreement”).  Amendment No. 3 amended the Credit Agreement to, among other things, (i) increase the term loan by $100,000,000 in part to finance the acquisition of Zartic, Inc. and Zar Tran, Inc. (described further in Item 2.01 of this Report), (ii) amend the repayment schedule of the term loan to provide for quarterly payments of $250,000 commencing March 2007 with a balloon payment of $227,750,000 in June 2010, and (iii) increase the per annum interest rate with respect to borrowings under the Company’s term loan by .25% (with a decrease of .25% upon the Company’s achievement of a consolidated leverage ratio of 4.0:1 or less).

Also on December 11, 2006, the Company entered into the First Amendment (the “First Amendment”) to the Asset Purchase Agreement (the "Asset Purchase Agreement") dated November 3, 2006 among Pierre Newco I, LLC, a wholly-owned subsidiary of the Company, Pierre Newco II, LLC, a wholly-owned subsidiary of the Company, Zartic, Inc. ("Zartic"), Zar Tran, Inc. ("Zar Tran"), JEM Sales, Inc. ("JEM"), MNM Leasing Company, Inc. ("MNM"), James E. Mauer ("James Mauer" and together with Zartic, Zar Tran, JEM, and MNM, the "Sellers"), Jeffrey J. Mauer ("Jeffrey Mauer"), Christopher W. Mauer ("Christopher Mauer"), and Tamara L. Mauer ("Tamara L. Mauer" and together with Jeffrey Mauer and Christopher Mauer, the "Beneficiaries").  The First Amendment, among other things, clarifies the parties intentions with respect to certain assets excluded from the transaction, the assumption of certain capital leases, the allocation of the purchase price, and the amount of inventory reserve to be included in the estimated and final working capital amounts for Zartic.  A copy of the First Amendment is included as Exhibit 2.2 to this Report.

Item 2.01    Completion of Acquisition or Disposition of Assets

Pursuant to the Asset Purchase Agreement, on December 11, 2006, the Company acquired substantially all of the assets and assumed certain liabilities of Zartic and Zar Tran and acquired certain other real property and assets used in the businesses of Zartic and Zar Tran (the "Acquisition").  The aggregate preliminary purchase price was $94,000,000 plus the assumption of certain liabilities, which was paid in cash at the closing and is subject to certain post-closing adjustments for working capital.  Zartic manufactures, markets, sells, and through its affiliated distribution company, Zar Tran, delivers and distributes, a variety of food items including packaged beef, poultry, pork, and veal products.   The Asset Purchase Agreement includes representations and warranties of the Sellers and post-closing indemnification by the Sellers and the Beneficiaries for breaches of those representations and warranties and certain other specified matters. There are no material relationships between Pierre, its subsidiaries, or their respective affiliates, and Zartic, Zar Tran, the Sellers, the Beneficiaries, or their respective affiliates, other than the Asset Purchase Agreement.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

                The information contained in Item 1.01 with respect to Amendment No. 3 to the Credit Agreement dated December 11, 2006 is hereby incorporated by reference.

Item 7.01    Regulation FD Disclosure

On December 13, 2006, Pierre issued a press release announcing the closing of the Acquisition (described further in Item 2.01 of this Report). A copy of the press release is included as Exhibit 99.1 to this Report and should not be deemed to be “filed’’ under the Securities Exchange Act of 1934.

Item 9.01    Financial Statements and Exhibits

a.	Financial Statements of Businesses Acquired

The Company intends to file the financial statements of the businesses acquired under cover of a Form 8-K/A no later than 71 calendar days after the date this Report was required to be filed.

b.	Pro Forma Financial Information

The Company intends to file pro forma financial information under cover of Form 8-K/A no later than 71 calendar days after the date this Report was required to be filed.

d.	Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIERRE FOODS, INC.

Date: December 15, 2006	By	/s/ Joseph W. Meyers
Joseph W. Meyers
Vice President Finance

EXHIBIT INDEX

Exhibit No. and Description:

(2)	Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession

2.1

Asset Purchase Agreement dated November 3, 2006 among Pierre Newco I, LLC, Pierre Newco II, LLC, Zartic, Inc., Zar Tran, Inc., JEM Sales, Inc., MNM Leasing Company, LLC, James E. Mauer, Jeffrey J. Mauer, Christopher W. Mauer, and Tamara L. Mauer. (1) (2)

2.2

First Amendment to Asset Purchase Agreement dated as of December 11, 2006 among Pierre Newco I, LLC, Pierre Newco II, LLC, Zartic, Inc., Zar Tran, Inc., JEM Sales, Inc., MNM Leasing Company, LLC, James E. Mauer, Jeffrey J. Mauer, Christopher W. Mauer, and Tamara L. Mauer. (1) (3)

(99)	Exhibit

	99.1	Press Release of Pierre Foods, Inc. dated December 13, 2006. (1)

(1)             Filed herewith.

(2)             Disclosure Schedules to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally copies of any of the omitted Disclosure Schedules to the SEC upon request.

(3)             The following Disclosure Schedules to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally copies of any of the omitted Disclosure Schedules to the SEC upon request.

         Schedule 1(h) (Owned Personal Property of Zar Tran; Certificated Assets)

         Schedule 1(j) (Excluded Assets)

         Schedule 2.06 (Assumed Capital Leases)

         Schedule 2.08(a) (Allocation of Purchase Price)

         Schedule 2.08(b) (Allocation of Purchase Price)

         Schedule 3.01 (Qualification to do Business)

         Schedule 3.03 (Capitalization; Ownership; Subsidiaries)

         Schedule 6.01 (Required Consents)

         Schedule 6.01(h)(iii) (Alabama Sales and Use Tax Representations)

         Schedule 8 (Bank Accounts)